UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Overstock.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/OSTK • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Overstock.com, Inc. Stockholder Meeting to be Held on May 9, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholder’s meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, form of proxy (proxy card) and annual report on Form 10-K are available at: www.envisionreports.com/OSTK Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/OSTK to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. � When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 24, 2017 to facilitate timely delivery. You will not receive a paper or email copy of the proxy materials unless you request one. + 2 N O T C O Y 02JJXD NNNNNNNNN Overstock.com, Inc. Annual Stockholders Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. Overstock.com, Inc.’s Annual Meeting of Stockholders will be held on May 9, 2017 at Overstock.com’s offices located at 799 W. Coliseum Way, Midvale, Utah at 1:00 p.m. Mountain Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 4, and for every THREE YEARS on Proposal 5: 1. To elect two Class III directors of the Company to serve terms of three years. The Company’s Board of Directors intends to present Allison H. Abraham and Saum Noursalehi for election to the Board. 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. 3. Approval of amendment and restatement of the Company’s equity incentive plan. 4. Advisory vote to approve executive officer compensation. 5. Advisory vote on the frequency of future advisory votes on executive officer compensation. Stockholders may consider and act upon any other matter properly coming before the annual meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card or, if you are a holder of record or hold a proxy from a holder of record, you may attend and vote at the meeting in person. If you do, please bring this notice with you. If you need directions to be able to attend the meeting and vote in person, please send an email to mharden@overstock.com or call Overstock's Investor Relations at 801-947-5409. The address where the 2017 Annual Meeting of Stockholders will be held is set forth above and is available in the proxy statement, which can be viewed at www.envisionreports.com/OSTK. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/OSTK. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Overstock.com, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 24, 2017. g g 02JJXD Overstock.com, Inc. Annual Stockholders Meeting Notice